United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08702

                    Alliance All-Market Advantage Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105 (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: September 30, 2004

                    Date of reporting period: March 31, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.

[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


Alliance All-Market Advantage Fund



Closed End

Semi-Annual Report--March 31, 2004

 Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "proxy voting policies and procedures" link on the left side of the page), or by going to the Securities and Exchange Commission's web site at www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.



May 25, 2004

Semi-Annual Report

This report provides management's discussion of fund performance for Alliance All-Market Advantage Fund (the "Fund"), a closed-end fund that trades under the New York Stock Exchange symbol "AMO", for the semi-annual reporting period ended March 31, 2004.

Investment Objectives and Policies

This closed-end fund seeks long-term growth of capital through all market conditions. Consistent with the investment style of Alliance's Large Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensively researched, high-quality companies that, in Alliance's judgment, are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential. The Fund makes substantial use of specialized trading techniques, such as short selling, options, futures and leverage in an effort to enhance returns. The use of these techniques entails special risks.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Russell 1000 Growth Index, as well as the Standard & Poor's (S&P) 500 Stock Index for the six- and 12-month periods ended March 31, 2004.


INVESTMENT RESULTS*
Periods Ended March 31, 2004
                                                         Returns
                                              6 Months              12 Months
                                            -----------------------------------
Alliance All-Market
  Advantage Fund (NAV)                         10.52%                 27.00%

S&P 500 Stock Index                            14.07%                 35.10%

Russell 1000 Growth Index                      11.28%                 32.18%


* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) as of March 31, 2004. Performance assumes reinvestment of distributions and does not account for taxes. All fees and expenses related to the operation of the Fund have been deducted. Past performance is no guarantee of future results.

The Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. Investors cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.


Alliance All-Market Advantage Fund o 1


For the six-month period ended March 31, 2004, the Fund underperformed its benchmark, the Russell 1000 Growth Index. The Fund underperformed the benchmark due to its overweight positions in technology, consumer discretionary and utilities, and its underweight position in consumer staples. The Fund received positive contribution from its overweight positions in financials and in the health care management service sector.

For the 12-month period ended March 31, 2004, the Fund also underperformed its benchmark. Underperformance was mainly due to the Fund's overweight positions in the consumer discretionary sector and in utilities, and its underweight position in consumer staples. Offsetting some of this underperformance was strong stock picking in technology and the Fund's overweight position in financials. Another contributing factor to the Fund's underperformance during the period was that the market favored small capitalization stocks in sharp contrast to the Fund's large capitalization mandate.

Market Review and Investment Strategy

The U.S. equity markets continued to benefit from an improving global gross domestic product. In the U.S., the economy is benefiting from low inflation, low interest rates, a weak U.S. dollar, strong productivity and a stimulative fiscal and monetary policy. This has led to strong corporate profitability, strong corporate cash flow, improving capital expenditures and now an improving job market. Globally, improving economic trends in Asia are also helping. The risks to this improving economic picture continue to be geopolitical tensions, inflation (oil) and consumer spending (jobs).

Our strategy during the period was twofold. First, opportunistically add to growth names tied to emerging yet clearly discernable trends (broadband, investment banking), and second, continue to own reliable growth names not dependent on economic factors (health care). During the past 12 months, we increased the Fund's exposure to technology, as we believe many of the names will benefit from the improving capital expenditure budgets from corporations. We continued to focus on companies that offer unique product positioning and appear capable of generating strong revenue growth, as well as those management teams that judiciously use their capital to fortify shareholder value.


2 o  Alliance All-Market Advantage Fund


PORTFOLIO SUMMARY
March 31, 2004 (unaudited)

INCEPTION DATE
11/4/94

PORTFOLIO STATISTICS
Net Assets ($mil): $52.6


SECTOR BREAKDOWN

43.9%    Technology
18.3%    Finance
17.0%    Healthcare
12.0%    Consumer Services
 3.4%    Capital Goods
 1.6%    Consumer Staples
 0.6%    Energy

 3.2%    Short-Term


All data as of March 31, 2004. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

Alliance All-Market Advantage Fund o 3


TEN LARGEST HOLDINGS
March 31, 2004 (unaudited)

                                                            Percent of
Company                                    U.S. $ Value     Net Assets
-------------------------------------------------------------------------------
Intel Corp.                                 $ 2,034,560            3.9%
Yahoo!, Inc.                                  2,016,485            3.8
MBNA Corp.                                    1,950,678            3.7
eBay, Inc.                                    1,876,763            3.6
Microsoft Corp.                               1,772,870            3.4
General Electric Co.(a)                       1,756,018            3.3
Marvell Technology Group Ltd. (Bermuda)       1,675,860            3.2
Viacom, Inc. Cl. B                            1,664,112            3.1
JP Morgan Chase & Co.                         1,464,055            2.8
Anthem, Inc.                                  1,377,728            2.6
                                            $17,589,129           33.4%


(a) Adjusted for market value of call options purchased.


4 o Alliance All-Market Advantage Fund


PORTFOLIO OF INVESTMENTS
March 31, 2004 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-87.6%

Technology-44.6%

Communication Equipment-6.8%

Cisco Systems, Inc.(a)                           27,200      $   639,744
Corning, Inc.(a)                                 97,500        1,090,050
Juniper Networks, Inc.(a)                        32,200          837,522
Nokia Corp. (ADR) (Finland)                      22,600          458,328
QUALCOMM, Inc.                                    8,400          557,928
                                                             ------------
                                                               3,583,572

Computer Hardware/Storage-3.3%
Dell, Inc.(a)                                    17,500          588,350
EMC Corp.(a)                                     82,800        1,126,908
                                                             ------------
                                                               1,715,258

Computer Services-1.0%
Agilent Technologies, Inc.(a)                    17,100          540,873

Computer Software-9.1%
Electronic Arts, Inc.(a)                         17,140          924,874
Microsoft Corp.(b)                               71,000        1,772,870
Oracle Corp.(a)                                  22,000          264,220
SAP AG (ADR) (Germany)                           13,000          511,030
Symantec Corp.(a)                                23,800        1,101,940
VERITAS Software Corp.(a)                         8,500          228,735
                                                             ------------
                                                               4,803,669

Internet Infrastructure-3.6%

eBay, Inc.(a)                                    27,070        1,876,763

Internet Media-3.8%

Yahoo!, Inc.(a)                                  41,500        2,016,485

Semiconductor Capital Equipment-2.4%

Applied Materials, Inc.(a)                       57,900        1,237,902

Semiconductor Components-14.6%

Broadcom Corp. Cl.A(a)                           34,400        1,347,448
Intel Corp.(b)                                   74,800        2,034,560
Marvell Technology Group Ltd. (Bermuda)(a)       37,200        1,675,860
NVIDIA Corp.(a)                                  11,700          309,933
Silicon Laboratories, Inc.(a)                    10,400          549,952
Taiwan Semiconductor Manufacturing Co. Ltd.
  (ADR) (Taiwan)(a)                              99,048        1,034,061
Texas Instruments, Inc.                          26,000          759,720
                                                             ------------
                                                               7,711,534
                                                             ------------
                                                              23,486,056


Alliance All-Market Advantage Fund o 5


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Finance-16.5%

Banking - Money Centers-2.8%

JP Morgan Chase & Co.                            34,900      $ 1,464,055

Brokerage & Money Management-7.6%

Franklin Resources, Inc.                          9,900          551,232
Lehman Brothers Holdings, Inc.                   12,700        1,052,449
Merrill Lynch & Co., Inc.                        22,500        1,340,100
Morgan Stanley                                   18,200        1,042,860
                                                             ------------
                                                               3,986,641

Insurance-2.4%

The Progressive Corp.                            14,500        1,270,200
Miscellaneous-3.7%
MBNA Corp.                                       70,600        1,950,678
                                                             ------------
                                                               8,671,574

Healthcare-14.3%

Biotechnology-0.5%

Gilead Sciences, Inc.(a)                          4,300          239,811

Drugs-2.6%

Forest Laboratories, Inc.(a)                     15,400        1,102,948
Teva Pharmaceutical Industries Ltd.
  (ADR) (Israel)                                  4,300          272,663
                                                             ------------
                                                               1,375,611

Medical Products-6.8%

Alcon, Inc. (Switzerland)                        13,000          822,900
Boston Scientific Corp.(a)                       26,400        1,118,832
St. Jude Medical, Inc.(a)                        15,000        1,081,500
Zimmer Holdings, Inc.(a)                          7,900          582,862
                                                             ------------
                                                               3,606,094

Medical Services-4.4%

Anthem, Inc.(a)(b)                               15,200        1,377,728
Caremark Rx, Inc.(a)                             28,900          960,925
                                                             ------------
                                                               2,338,653
                                                             ------------
                                                               7,560,169

Consumer Services-10.2%

Broadcasting & Cable-5.8%

News Corp. Ltd. pfd (ADR) (Australia)            16,800          532,728
The E.W. Scripps Co. Cl. A(b)                     5,500          556,105
Time Warner, Inc.(a)                             16,500          278,190
Viacom, Inc. Cl.B                                42,441        1,664,112
                                                             ------------
                                                               3,031,135

Entertainment & Leisure-0.5%

Carnival Corp. (Panama)                           6,200          278,442


6 o Alliance All-Market Advantage Fund


                                            Shares or
Company                                    Contracts(c)     U.S. $ Value
-------------------------------------------------------------------------------
Retail - General Merchandise-3.9%

Bed Bath & Beyond, Inc.(a)                       20,100      $   839,376
Lowe's Cos., Inc.                                 5,000          280,650
Target Corp.                                     20,800          936,832
                                                             ------------
                                                               2,056,858
                                                             ------------
                                                               5,366,435

Capital Goods-1.4%

Miscellaneous-1.4%

General Electric Co.                             23,400          714,168

Energy-0.6%

Oil Service-0.6%

Baker Hughes, Inc.                                9,000          328,320
Total Common Stocks & Other Investments
  (cost $38,992,513)                                          46,126,722

CALL OPTIONS PURCHASED(a)-15.0%

American International Group, Inc.
  expiring May '04 @ $45                            308          814,660
Amgen, Inc.
  expiring Jul '04 @ $42.50                         310          497,550
Avon Products, Inc.
  expiring Apr '04 @ $55                            167          347,360
Cisco Systems, Inc.
  expiring Apr '04 @ $17.50                         480          290,400
Citigroup, Inc.
  expiring Jun '04 @ $37.50                         501          713,925
Dell, Inc.
  expiring May '04 @ $20                            340          460,700
General Electric Co.
  expiring Jun '04 @ $15                            670        1,041,850
Lowe's Cos., Inc.
  expiring Apr '04@ $40                             377          606,970
Motorola, Inc.
  expiring Apr '04 @ $12                            478          267,680
Pfizer, Inc.
  expiring Jan '05 @ $25                            675          695,250
Procter & Gamble Co.
  expiring Jul '04 @ $70                            150          523,500
Tyco International Ltd.
  expiring Apr '04 @ $20                            202          173,720
UnitedHealth Group, Inc.
  expiring Jun '04 @ $35                            250          737,500
Wal-Mart Stores, Inc.
  expiring Jun '04 @ $40                            378          746,550
Total Call Options Purchased
  (cost $7,489,797)                                            7,917,615


Alliance All-Market Advantage Fund o 7


                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-3.4%

Time Deposit-3.4%

Bank of New York
  0.50%, 4/01/04
  (cost $1,783,000)                             $ 1,783      $ 1,783,000

Total Investments-106.0%
  (cost $48,265,310)                                          55,827,337
Other assets less liabilities-(6.0)%                          (3,182,301)

Net Assets-100%                                              $52,645,036


FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                     Value at
          Number of     Expiration     Original      March 31,     Unrealized
  Type    Contracts       Month         Value          2004       Appreciation
------  ------------  -------------  ------------  -----------  ----------------
S&P 500                   June
Index        30           2004        $8,509,350    $8,436,750       $72,600


(a)  Non-income producing security.

(b) Position, or portion thereof, with an aggregate market value of $2,350,246, has been segregated to collateralize open futures contracts.

(c)  One contract relates to 100 shares unless otherwise indicated.

Glossary:

ADR-American Depositary Receipt

See notes to financial statements.


8 o Alliance All-Market Advantage Fund


STATEMENT OF ASSETS & LIABILITIES
March 31, 2004 (unaudited)

Assets
Investments in securities, at value (cost $48,265,310)           $55,827,337
Cash                                                                     716
Receivable for investment securities sold                          4,047,653
Dividends receivable                                                  21,445
Total assets                                                      59,897,151

Liabilities
Payable for investment securities purchased                        5,596,974
Dividend payable                                                   1,317,272
Administrative fee payable                                            61,585
Advisory fee payable                                                  56,421
Payable for variation margin on futures contracts                     24,000
Accrued expenses                                                     195,863
Total liabilities                                                  7,252,115
Net Assets                                                       $52,645,036

Composition of Net Assets
Capital stock, at par                                            $    36,490
Additional paid-in capital                                        69,244,057
Accumulated net investment loss                                     (375,425)
Accumulated net realized loss on investment transactions         (23,894,713)
Net unrealized appreciation of investments                         7,634,627
                                                                 $52,645,036

Net Asset Value Per Share
  (based on 3,648,952 shares outstanding)                             $14.43


See notes to financial statements.


Alliance All-Market Advantage Fund o 9


STATEMENT OF OPERATIONS
Six Months Ended March 31, 2004 (unaudited)

Investment Income
Dividends (net of foreign taxes
  withheld of $1,418)                        $  110,357
Interest                                          5,426          $    115,783

Expenses
Advisory fee                                    237,252
Custodian                                        65,466
Administrative                                   61,585
Audit                                            25,768
Shareholder servicing                            26,671
Directors' fees                                  20,453
Printing                                         19,857
Registration                                     12,030
Transfer agency                                   8,996
Legal                                             7,811
Miscellaneous                                     5,319
Total expenses                                                        491,208
Net investment loss                                                  (375,425)

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                           5,619,234
  Written options                                                     (93,207)
  Futures contracts                                                  (295,804)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                         410,505
  Futures contracts                                                    (2,950)
  Written options                                                      (4,534)
Net gain on investment transactions                                 5,633,244

Net Increase in Net Assets from
  Operations                                                     $  5,257,819


See notes to financial statements.


10 o Alliance All-Market Advantage Fund


STATEMENT OF CHANGES IN NET ASSETS

                                            Six Months
                                               Ended
                                             March 31,            Year Ended
                                               2004              September 30,
                                            (unaudited)               2003
                                            -----------          -------------

Increase (Decrease) in Net Assets
from Operations
Net investment loss                         $  (375,425)          $(791,648)
Net realized gain (loss) on investment
  transactions                                5,230,223            (318,374)
Net change in unrealized
  appreciation/depreciation
  of investments                                403,021           6,036,068
Net increase in net assets
  from operations                             5,257,819           4,926,046

Distributions to Shareholders from
Net realized gain on investments             (2,562,586)                 -0-
Tax return of capital                                -0-         (4,808,587)

Common Stock Transactions
Reinvestment of dividends
  resulting in
  issuance of common stock                      152,347             145,611
Total increase                                2,847,580             263,070

Net Assets
Beginning of period                          49,797,456          49,534,386
End of period (including accumulated
  net investment loss of ($375,425)
  and $0, respectively)                     $52,645,036         $49,797,456


See notes to financial statements.


Alliance All-Market Advantage Fund o 11


NOTES TO FINANCIAL STATEMENTS
March 31, 2004 (unaudited)

NOTE A

Significant Accounting Policies

Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management, L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset


12 o Alliance All-Market Advantage Fund


backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.The Fund fair values a security that it holds when a significant event (e.g., an earthquake or a major terrorist attack) occurs after the time that the latest market quotation was established, and, as a result, such market quotation cannot be said to represent the current market value of the security as of the time the Fund prices its shares. Fair valuing securities is imprecise, and there is no assurance that the Fund could dispose of the security at the price used for determining the Fund's net asset value.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a return of capital to shareholders.


Alliance All-Market Advantage Fund o 13


NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays the Adviser a monthly fee at an annualized rate of 1.25% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee of plus or minus ..55% based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index. Prior to August 1, 2001, the monthly Basic Fee was determined at an annualized rate of 1.50% of the Fund's average weekly net assets and an adjustment to the Basic Fee of plus or minus .30%. Under the terms of the Investment Advisory Agreement, the performance period for calculation of adjustments to the Basic Fee is a rolling 36-month period ending with the most recent calendar month. During the six months ended March 31, 2004, the fee as adjusted, amounted to .89% of the Fund's average net assets.

The Fund paid Alliance Capital Management L.P. (the "Administrator") $61,585 for the six months ended March 31, 2004 pursuant to the Administration Agreement. Prior to August 1, 2001, the Administrator was paid a monthly fee at an annual rate of .25 of 1% of the Fund's weekly average net assets. Commencing August 1, 2001 the monthly administration fee has been eliminated and the Administrator is now reimbursed at cost for the provision of administrative services under the Administration Agreement.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. There was no reimbursement paid by the Fund during the six months ended March 31, 2004.

Under the terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, UBS PaineWebber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2004 amounted to $311,532, of which $2,115 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2004, were as follows:

                                           Purchases                 Sales
                                           ---------                 -----
Investment securities (excluding
  U.S. government securities)            $  78,842,352         $  71,319,967
U.S. government securities                          -0-                   -0-


14 o Alliance All-Market Advantage Fund


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures) are as follows:

Gross unrealized appreciation                                      $8,250,994
Gross unrealized depreciation                                        (688,967)

Net unrealized appreciation                                        $7,562,027

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commis-


Alliance All-Market Advantage Fund o 15


sions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in written options for the six months ended March 31, 2004 were as follows:

                                                 Number of           Premiums
                                                 Contracts           Received
                                                 ---------           ----------
Options outstanding at
  September 30, 2003                                 88             $  30,774
Options written                                     487               431,427
Options exercised                                  (156)              (34,084)
Options terminated in closing purchase
  transactions                                     (369)             (417,066)

Options expired                                     (50)              (11,051)

Options outstanding at
  March 31, 2004                                     -0-            $      -0-

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized, of which 3,648,952 shares were outstanding at March 31, 2004. During the six months ended March 31, 2004 and the year ended September 30, 2003, the Fund issued 10,427 shares and 10,703 shares respectively, in connection with the Fund's dividend reinvestment plan.


16 o Alliance All-Market Advantage Fund


NOTE E

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2004 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2003, and September 30, 2002 were as follows:

                                                2003                 2002
                                           ------------         -------------
Distributions paid from:
  Ordinary income                          $         -0-         $         -0-
  Net long-term capital gains                        -0-                   -0-
Total taxable distributions                          -0-                   -0-
Tax return of capital                         4,808,587             7,068,183
Total distributions paid                   $  4,808,587          $  7,068,183

As of September 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                        $  (24,041,400)(a)
Unrealized appreciation/(depreciation)                            5,950,496(b)
Total accumulated earnings/(deficit)                        $   (18,090,904)


(a) On September 30, 2003, the Fund had a net capital loss carryforward of $23,012,301 of which $11,541,945 expires in the year 2010 and $11,470,356 expires in 2011. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended September 30, 2003, the Fund deferred to October 1, 2003, post October capital losses of $1,029,099. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and losses on options.

NOTE F

Legal Proceedings

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the law-


Alliance All-Market Advantage Fund o 17


suits described below. Please see below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

In addition, numerous lawsuits have been filed against Alliance Capital and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Fund's Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


18 o Alliance All-Market Advantage Fund


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                              Six Months
                                   Ended
                                March 31,                     Year Ended September 30,
                                    2004       ------------------------------------------------------
                             (unaudited)        2003        2002        2001        2000        1999
                             --------------------------------------------------------------------------
Net asset value,
  beginning of period             $13.69      $13.65      $19.68      $42.58      $42.13      $32.52

Income From Investment
  Operations
Net investment loss                 (.10)(a)    (.22)(a)    (.26)(a)    (.42)(a)    (.90)       (.84)(a)
Net realized and unrealized
  gain (loss) on investment
  transactions                      1.54        1.58       (3.82)     (15.36)       8.79       17.26
Net increase (decrease) in net
  asset value from operations       1.44        1.36       (4.08)     (15.78)       7.89       16.42

Less: Distributions
Distributions from net realized
  gain on investments               (.70)        ? 0?        ? 0?      (3.52)      (7.44)      (4.26)
Tax return of capital                ? 0?      (1.32)      (1.95)      (1.51)        ? 0?        ? 0?
Distribution in excess of net
  realized gain on investments       ? 0?        ? 0?        ? 0?      (2.09)        ? 0?        ? 0?
Total distributions                 (.70)      (1.32)      (1.95)      (7.12)      (7.44)      (4.26)

Capital Share Transactions
Dilutive effect of rights offering   ? 0?        ? 0?        ? 0?        ? 0?        ? 0?      (2.41)
Offering costs charged to
  additional paid-in capital         ? 0?        ? 0?        ? 0?        ? 0?        ? 0?       (.14)
Total capital share transactions     ? 0?        ? 0?        ? 0?        ? 0?        ? 0?      (2.55)
Net asset value, end of period    $14.43      $13.69      $13.65      $19.68      $42.58      $42.13
Market value, end of period       $15.75      $14.30      $13.45      $19.90     $41.063     $38.688
Premium/(Discount)                  9.15%       4.46%      (1.47)%      1.12%      (3.56)%     (8.17)%

Total Return
Total investment return
  based on:(b)
Market value                       15.25%      16.93%     (24.59)%    (38.96)%     26.32%      15.45%
Net asset value                    10.52%      10.42%     (22.64)%    (41.76)%     20.17%      42.20%
Ratios/Supplemental Data
Net assets, end of period
  (000?s omitted)                $52,645     $49,797     $49,534     $71,180    $152,115    $150,519

Ratio to average net assets of:
  Expenses                          1.85%(c)    2.28%       2.06%       2.45%       2.24%       2.39%
  Expenses, excluding interest
    expense                         1.85%(c)    2.28%       2.06%       2.45%       2.23%(d)    2.39%(d)
  Net investment loss              (1.41)%(c)  (1.58)%     (1.38)%     (1.47)%     (1.91)%     (1.97)%
Portfolio turnover rate              171%        294%        215%        311%        157%        110%


See footnote summary on page 20.


Alliance All-Market Advantage Fund o 19


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund?s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Net of interest expense on short sales as follows: (see Note C)

                            Year Ended September 30,
                       ---------------------------------
                                2000         1999
                       ---------------------------------
                               .004%        .003%

20 o Alliance All-Market Advantage Fund


ADDITIONAL INFORMATION
(unaudited)

Supplemental Proxy Information

The Annual meeting of Stockholders of the Alliance All-Market Advantage Fund, Inc. was held on March 25, 2004.

A description of each proposal and number of shares voted at the meeting are as follows:

                                                                      Abstain/
                                                                      Authority
                                                         Voted for    Withheld
-------------------------------------------------------------------------------
1. To elect Class One directors:
(term expires in 2007)
                                    David H. Dievler      3,445,304     125,972
                                    Clifford L. Michel    3,450,425     120,851
                                    Donald J. Robinson    3,445,453     125,823

2. To elect a Class Three director:
(term expires in 2006)              Marc O. Mayer         3,453,475     117,801


Alliance All-Market Advantage Fund o 21


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Thomas J. Bardong, Vice President
Thomas Kamp, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
101 Barclay Street
New York, NY 10286

Independent Auditors

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Custodian

The Bank of New York
100 Church Street
New York, NY 10286


(1)  Member of the Audit Committee.

(2) Mr. Reilly is the person primarily responsible for the day-to-day management of the Fund?s investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


22 o Alliance All-Market Advantage Fund


ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

Blended Style Funds

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China ?97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Value Funds

Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds

Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,? which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.


For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*   Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

?   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Alliance All-Market Advantage Fund o 23


SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund?s shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation ?AllncAll?. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund?s shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund?s NYSE trading symbol is ?AMO?. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron?s, as well as other newspapers in a table called ?Closed-End Funds.?

Dividend Reinvestment Plan

All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.


24 o Alliance All-Market Advantage Fund


ALLIANCE ALL-MARKET ADVANTAGE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

AMASR0304



ITEM 2.       CODE OF ETHICS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 6.       SCHEDULE OF INVESTMENTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant

ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on February 23, 2004.



ITEM 10.      CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

   Exhibit No.    DESCRIPTION OF EXHIBIT

   11 (b) (1)     Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

   11 (b) (2)     Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

   11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance All-Market Advantage Fund, Inc.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:  June 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:  June 7, 2004

By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:  June 7, 2004